UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023

The AZEK Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39322	90-1017663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

(877) 275-2935

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 16, 2023, The AZEK Company Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named in Schedule II thereto (collectively, the “Selling Stockholders”) and BofA Securities, Inc. (the “Underwriter”), relating to the offering by the Selling Stockholders of an aggregate of 16,100,000 shares (the “Securities”) of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) (including up to 2,100,000 shares pursuant to the Underwriter’s 30-day option to purchase additional shares of Common Stock pursuant to the Underwriting Agreement), at a price of $24.36 per share (the “Offering”). On May 19, 2023, the Offering, excluding the additional shares the Underwriter has the option to purchase from the Selling Stockholders, was completed. The Company did not sell any shares of Common Stock in the Offering or receive any of the proceeds from the Offering.

In connection with the Offering, pursuant to the Underwriting Agreement, the Company agreed to purchase from the Underwriter 1,477,832 shares of the Common Stock being sold by the Selling Stockholders to the Underwriter at a price per share equal to the price being paid by the Underwriter to the Selling Stockholders, resulting in an aggregate purchase price of approximately $36 million (the “Share Repurchase”). The Share Repurchase was made pursuant to the Company’s existing $400 million share repurchase program and was funded by the Company from existing cash on hand. On May 19, 2023, the Share Repurchase was completed.

The Offering is being made pursuant to a prospectus supplement, dated May 16, 2023, to the prospectus, dated May 16, 2023, included in the Company’s registration statement on Form S-3 (File No. 333-271968), which was filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2023 and became effective upon filing (the “Registration Statement”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

A copy of the opinion regarding the legality of the Securities is filed as Exhibit 5.1 hereto, and is incorporated by reference into the Registration Statement, and the consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated May 16, 2023, among The AZEK Company Inc., the selling stockholders named in Schedule II thereto and BofA Securities, Inc.

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AZEK COMPANY INC.

Date: May 19, 2023	By:	/s/ Morgan Walbridge
Morgan Walbridge
Senior Vice President and Chief Legal Officer